UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

Andersen Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43014	33-4630773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street
Suite 1700 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

(415) 764-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ANDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Andersen Group Inc. (the “Company”) was held on June 22, 2026 in a virtual meeting format. At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2026. Only stockholders of record as of the close of business on April 23, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, there were 112,485,744 shares of common stock, consisting of 12,951,358 shares of Class A common stock (“Class A Common Stock”) and 99,534,386 shares of Class B common stock (“Class B Common Stock”) outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, the holders of Class A Common Stock had the right to one vote for each share of Class A Common Stock they held as of the record date and the holders of Class B Common Stock had the right to 10 votes for each share of Class B Common Stock they held as of the record date. The holders of Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting.

The tabulation of the stockholders’ votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1 — The election of eight directors to serve as directors until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Mark Vorsatz	1,002,168,992	2,678,979	749,457
Robert V. Gunderson, Jr.	1,004,107,980	739,991	749,457
Susan Decker	1,003,811,121	1,036,850	749,457
John R. Joyce	1,004,107,861	740,110	749,457
Joseph Karczewski	1,002,123,905	2,724,066	749,457
John F. Nicolai	1,004,108,479	739,492	749,457
Ronald F. Olson	1,004,108,330	739,641	749,457
Dorice Pepin	1,002,123,661	2,724,310	749,457

Proposal 2 — To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstentions
1,005,590,786	5,241	1,401

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDERSEN GROUP INC.

Date: June 22, 2026	By:	/s/ Mark L. Vorsatz
	Name:	Mark L. Vorsatz
	Title:	Chief Executive Officer

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